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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)________________________ January 30, 2001
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BANK ONE CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware                                                31-0738296
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)           File Numbers)       Identification No.)

1 Bank One Plaza, Chicago, IL                           60670
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   (Address of principal executive office)                (Zip Code)

Registrant's telephone number, including area code:   312-732-4000
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Item 5.  OTHER EVENTS

     On September 29, 2000 BANK ONE CORPORATION (the "Company") and the following Delaware business trust sponsored by the Company: BANK ONE Capital V, BANK ONE Capital VI, BANK ONE Capital VII, BANK ONE Capital VIII, BANK ONE Capital IX and BANK ONE Capital X (collectively, the "Trusts"), filed a registration statement (File No. 333-47022) on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), of up to an aggregate of $2,000,000,000 of securities of the Company and the Trusts. On October 11, 2000 the Registration Statement was declared effective by the Commission.

     The Company and BANK ONE Capital V filed with the Commission on January 24,2001 a Prospectus Supplement, dated January 22, 2001, to the Prospectus dated October 11, 2000 relating to the sale of $300,000,000 in aggregate liquidation amount of preferred securities to be issued by BANK ONE Capital V and guaranteed to the extent provided therein by the Company (the "Preferred Securities"). On January 30, 2001, the Company and BANK ONE Capital V closed on the sale of the Preferred Securities to the underwriters named in the Prospectus Supplement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed below and attached hereto are hereby filed in connection with and incorporated by reference into the Registration Statement (File No. 333-47022):

EXHIBIT NO.         DESCRIPTION OF EXHIBIT

1.4 Underwriting Agreement by and among the Company, BANK ONE Capital V and the underwriters named therein, dated January 22, 2001.

4.29 Seventh Supplemental Indenture dated as of January 30, 2001 relating to the Junior Subordinated Debt Securities between the Company and The Chase Manhattan Bank, as trustee.

4.30 Amended and Restated Declaration of Trust, dated as of January 30, 2001, of BANK ONE Capital V.

4.31 Preferred Securities Guarantee Agreement dated as of January 30, 2001 between the Company, as guarantor, and The Chase Manhattan Bank, as trustee, with respect to BANK ONE Capital V.

8.1 Opinion of Cravath, Swaine & Moore as to certain federal income tax matters.

23.10 Consent of Cravath, Swaine & Moore (included in Exhibit 8.1 hereto).

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BANK ONE CORPORATION
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                                (Registrant)


Date: February 2, 2001          By: /s/ M. Eileen Kennedy
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                                Title: Treasurer
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                               INDEX TO EXHIBITS


Exhibit               Description of                 Sequential Page
Number                   Exhibit                         Number
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1.4                 Underwriting Agreement by and among the Company, BANK ONE
                    Capital V and the underwriters named therein, dated January 22, 2001.

4.29 Seventh Supplemental Indenture dated as of January 30, 2001 relating to the Junior Subordinated Debt Securities between the Company and The Chase Manhattan Bank, as trustee.

4.30 Amended and Restated Declaration of Trust, dated as of January 30, 2001, of BANK ONE Capital V.

4.31 Preferred Securities Guarantee Agreement dated as of January 30, 2001 between the Company, as guarantor, and The Chase Manhattan Bank, as trustee, with respect to BANK ONE Capital V.

8.1 Opinion of Cravath, Swaine & Moore as to certain federal income tax matters.

23.10 Consent of Cravath, Swaine & Moore (include in Exhibit 8.1 hereto).